SHAREHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2011
SHAREHOLDERS' EQUITY
SHAREHOLDERS' EQUITY

7.     SHAREHOLDERS' EQUITY

  (a)
  Common shares

    The Company's authorized share capital includes an unlimited number of common shares with issued common shares of 170,859,604 (2010 — 168,763,496), less 45,868 common shares held by a trust in connection with the Company's restricted share unit ("RSU") plan (2010 — less 43,141 common shares). The trust is treated as a variable interest entity and, as a result, its holdings of shares are offset against the Company's issued shares in the consolidation (note 7(c)).

    In 2011, the Company declared dividends on its common shares of nil per share (2010 — $0.64 per share; 2009 — $0.18 per share).

  (b)
  Flow-through common share private placements

    In 2011, Agnico-Eagle issued nil (2010 — nil; 2009 — 358,900) common shares under flow-through share private placements, which increased share capital by nil (2010 — nil; 2009 — $19.2 million), net of share issue costs. Effective December 31, 2011, the Company renounced to its investors nil (2010 — nil; 2009 — C$30.6 million) of such expenses for income tax purposes. The Company does not have an obligation to incur any exploration expenditures related to the expenditures previously renounced.

    The difference between the flow-through share issuance price and the market price of Agnico-Eagle's shares at the time of purchase is recorded as a liability at the time the flow-through shares are issued. This liability terminates when the exploration expenditures are renounced to investors. The difference between the flow-through share issuance price and market price reduces the deferred tax expense charged to income as this difference represents proceeds received by the Company for the sale of deferred tax deductions to investors in the flow-through shares.

  (c)
  Private placements and warrants

    On December 3, 2008, the Company closed a private placement of 9.2 million units. Each unit consisted of one common share and one-half of one common share purchase warrant. Each whole warrant entitles the holder to purchase one common share of the Company at a price of $47.25 per share at any time during the five-year term of the warrant. As consideration for the lead purchaser's commitment, the Company issued to the lead purchaser an additional 4 million warrants. The net proceeds of the private placement were approximately $281 million, after deducting share issue costs of $8.8 million. If all outstanding warrants are exercised, the Company would issue an additional 8.6 million common shares. No warrants have been exercised as of December 31, 2011.

    On May 26, 2009, the Company issued 15,825 shares with a market value of $0.9 million in connection with the acquisition of a 100% participating interest in 52 mining claims, located in the Abitibi region of Quebec.

    On July 24, 2009, the Company issued 18,000 shares upon payment of the exercise price of $500 in connection with the exercise of an option granted by a predecessor to the Company relating to the acquisition of certain properties related to the Goldex mine.

    On July 26, 2010, the Company issued 15,000 shares with a market value of $0.8 million in connection with the purchase of mining property.

  (d)
  Public issuance of common shares

    There were no public issuances of common shares in 2009.

    On July 6, 2010, the Company issued 10,210,848 shares with a market value of $579.0 million in connection with the acquisition of Comaplex Minerals Corp. ("Comaplex") (note 10).

    On November 18, 2011, the Company issued 1,250,477 shares with a market value of $56.1 million in connection with the acquisition of Grayd Resource Corporation ("Grayd") (note 10).

  (e)
  Accumulated other comprehensive income (loss)

    The cumulative translation adjustment in accumulated other comprehensive income (loss) in 2011 and 2010 of $(16.2) million resulted from Agnico-Eagle changing to the US dollar as its principal currency of measurement. Prior to this change, the Canadian dollar had been used as the reporting currency. Prior periods' consolidated financial statements were translated into US dollars by the current rate method using the year end or the annual average exchange rate where appropriate. This translation approach was applied from January 1, 1994. This translation gave rise to a deficit in the cumulative translation adjustment account within accumulated other comprehensive income (loss) as at December 31, 2011 and December 31, 2010.

    The following table sets out the components of accumulated other comprehensive income (loss), net of related tax effects:

	2011	2010
Cumulative translation adjustment from electing US dollar as principal reporting currency	$(16,206)	$(16,206)
Unrealized net gain on available-for-sale securities	16,350	48,151
Unrealized loss on derivative contracts	(4,404)	—
Unrealized loss on pension liability	(5,219)	(4,420)
Tax effect of unrealized loss on derivative contracts	1,491	—
Tax effect of unrealized loss on pension liability	882	865

	$(7,106)	$28,390

    In 2011, a $4.9 million gain (2010 — $19.5 million gain; 2009 — $10.1 million gain) was reclassified from accumulated other comprehensive income (loss) to net income (loss) to reflect the realization of gains on available-for-sale securities due to the disposition of those securities.

  (f)
  Net income (loss) per share

    The following table provides the weighted average number of common shares used in the calculation of basic and diluted net income (loss) per share:

	2011	2010	2009
Weighted average number of common shares outstanding — basic	169,352,896	162,342,686	155,942,151
Add: Dilutive impact of employee stock options	—	1,192,530	1,256,103
Dilutive impact of warrants	—	2,263,902	1,392,752
Dilutive impact of shares related to RSU plan	—	43,141	29,882

Weighted average number of common shares outstanding — diluted	169,352,896	165,842,259	158,620,888

    The calculation of diluted net income (loss) per share has been computed using the treasury stock method. In applying the treasury stock method, options and warrants with an exercise price greater than the average quoted market price of the common shares, for the period outstanding, are not included in the calculation of diluted net income (loss) per share, as the effect is anti-dilutive. In 2010 and 2009, a total of 58,750 and 42,500 options, respectively, were excluded from the calculation as the effect was anti-dilutive. In 2011, the impact of any additional shares issued under the employee stock option plan, as a result of the conversion of warrants, or related to the RSU plan would be anti-dilutive as a result of the net loss position. Consequently, diluted net loss per share would be computed in the same manner as basic net loss per share.